RoomLinX
WIRELESS HIGH SPEED INTERNET

RoomLinX
WIRELESS HIGH SPEED INTERNET

Presented by:
Michael Wasik
Chief Executive Officer
MSG
Symbol: RMLX
November 2006

Forward-Looking Statements
This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements included herein that address activities, events or developments that the Company expects, believes, estimates, plans, intends, projects or anticipates will or may occur in the future, are forward-looking statements.  Actual events may differ materially from those anticipated in the forward-looking statements.  Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate.  There can be no assurance that the forward-looking statements included in this Presentation will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company that the objectives and expectations of the Company will be achieved

Business Overview
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RoomLinX was founded in 1999 as a private Canadian Corporation.
•
Executed a reverse merger into a public vehicle in June of 2004.
•
Merged with SuiteSpeed in August of 2005
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Provides wired & wireless high-speed Internet network solutions to:
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Hotels
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Convention centers
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Apartment and Condominium complexes
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RoomLinX focusses on large resort and business hotel properites
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Hershey, Club IntraWest, PGA West, Westin LaPaloma
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Fully supported networks
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7X24 call enter support
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Pro-Active Network monitoring
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On-site Support
 Leading provided of Wireless and Wired High Speed Internet
Access (HSIA) to the Hospitality Market

Proven Success
Contracted in over 200 hotels
36,000 rooms in over 20 US States, Europe & Canada
     -Over 6,000 rooms contracted in NYC.
Preferred provider for major Resort and Management Groups:
▪
Affinia Capital
▪
Club Intrawest
▪
Morgan Hotel & Suites
▪
Sage hospitality
▪
Quorum Hotel
Meet all major corporation standards
Hilton
▪
Marriott
▪
▪
Intercontinental

Summary of Capitalization
✓ Shares Outstanding: 133 million	✓ Current Market Cap: $4.0 million
✓ Preferred: 720,000*	✓ Options/Warrants: 30 million**
✓ Convertible Debt: 17.5 million shares (14MM is Casimir Transaction)	✓ Shares Fully Diluted: 150 million

*Preferred shares convert to common 1:1
**Majority of Options/Warrants are out of money
Key Statistics (non-audited)
Fiscal Year End	December 31	Current Share Price	$.03
Enterprise Value	$5.9 million	Current AR + Cash	$460,000
2006 Q1 & Q2 Revenues	$1,200,000	EBITDA (Q1,Q2 2006)	Over $350,000
52 Week Trading Range:	$.01 - .20	Current AP	$360,000

Select Financials

Primary and Secondary Hotel Revenue Streams
Installation Fee - Average $200/room
-    30% average gross profit
-    50% paid up front
Monthly Service Fee - Average $3.20/room/month
-   45% average gross profit
Meeting Room revenue share- Average $10,000 per month
Equipment sales, rentals and support- Average $15,000 per month
Advertising (recently launched)- $8,000-$20,000 per month (estimated)
Multi year Contracts – Average Contract 3 to 5 years
-  RoomLinX captures positive cash flow on every sale
Business Model

Hospitality –Current and Potential Revenue Streams
Business Centers
ORDER
FOM
Broadband
IP Optimization
(Voice & Data consolidation)
RoomLinX
Central
LAN Service
Provider
Printing services
Comprehensive Meeting
Room Support
Security
Current Offering
Growth
Opportunity
Current Offering
Current Offering
Growth
Opportunity
Growth
Opportunity
Growt
Video
h
Opportunity
Advertising
Current Offering

New Management Key Accomplishments Over Last Year
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Took the Company to operating income positive in less than 3 months
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Reduced accounts payable by over $500,000
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Signed deal with Club Intrawest
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Installed 6 properties to date
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Installed 7 properties through partnerships with 2 major cable companies
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Named preferred vendor for Hershey Entertainments and Resorts
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installed 4 additional locations on Hershey property to date
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Received Technical certification from BelAir Networks
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Sold 4 BelAir installations to date
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Consolidated corporate headquarters to Denver, Colorado
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Rolled out preliminary advertising program
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Recognizing revenue daily

III.
 Delivery/Control of Applications
Application Control
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•
Acquisitions
In-House development
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Partnerships
Focus Demographic
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Mobile business traveler
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Leisure traveler
Applications
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Communication
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Conf. calling
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LD calling (Skype)
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Entertainment
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Music
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Video
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Games
Revenue Streams
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Usage Fees
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Product Purchases
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Network Licensing
Growth Strategy
(3 Segments)
I.
Control the
Pipe/"Eyeball"
Venues
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Hotels/Resorts (36,000
rooms today)
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MDUs (320 units today)
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Convention Centers
(1 today-Miami)
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Hospitals
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Municipalities & New
Housing Developments
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Marinas
Revenue Streams
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Installation (30% GPM)
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Monthly Service fee (45% GPM)
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Vertical Alliance Programs
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Ancillary Products and Services in each Venue
Goals
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Positive ROI day one
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Control the Pipe &
Eyeballs
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Significant Positive Cash
flow on all offerings
II.
 Delivery/Control of
the
Content/Advertising
Advertising
•
 Partnerships
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JiWire (in place)
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LinkToAds (In
place)
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Direct Relationship
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Acquisitions
Content
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In-house Development
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Partnerships
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JiWire (In Place)
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LinkToAds (In
Place)
Revenue Streams
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$35-$80/CPM (Revenue today)
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Pay per click
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Pay per purchase
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Localized Advertising

Growth Strategy
Not a build it they will come play
Recession proof/Sustainability
•
Vision does not rely on advertising sales
Multiple cross selling opportunities among business segments
Ownership and Control-eliminates commoditization
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Own/Control the Pipe
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Own/Control the Content
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Own/Control the Applications
Grow organically and through strategic acquisitions

RoomLinX
WIRELESS HIGH SPEED INTERNET

[redacted]

[redacted]

Lead with external wiring services
Up sell Wireless ISP services
Up sell Video Services
Up sell Wireless LANs
Up sell structured wiring services
Up sell Voice Services
Up sell on-going support of wired infrastructure
Sell Advertising  to “Eyeballs”
Basic Pyramid Strategy
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Establish relationship from the beginning of the projects
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Become the one-stop shop for additional core services
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Increase residual revenue streams
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Establish long-term contracts
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Share portion of revenue to form true partnership and build loyalty
Residual Income Streams
Establish strong relationship from onset
strong
relationshi
p from onset
Example of Sales Strategy in
Greenfield MDU Projects

•
 Restructure debt
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 Get SEC filings current
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 Return to the NASDAQ OTC market
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 Expand Market Presence
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MDUs & New housing developments
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Convention Centers
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Hospitals
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Municipalities
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Marinas

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  Execute on the current M&A opportunities that are both strategic and accretive to the bottom line
  2006-2007 Goals and Initiatives

Net Proceeds	$1,5000,000
Casimir Debt Overview
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Currently owe $1.4MM ($1.1MM principal)
•
Signed Forebearance and Settlement agreement (17 Note holders)
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Will forgive $150,000 in penalties and interest
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Settled for $700,000 cash (2/3 paid at close of financing and 1/3 in 6 months)
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The remaining $550k will roll into the terms of the new deal
Use of Funds
Working Capital	$ 675,000
Repayment of Debt	$ 700,000
Fees (professional/corp./finders)	$ 125,000
Total	$ 1,500,000

	6 mo. ending	6 mo. Ending

	2005	2006

Revenue	$1,046,608	$1,200,000

Gross Profit	$196,807	$620,000

EBITDA	(1,175,244)	$350,000

New management reduced the sales force and the advertising budget and achieved greater results for the first 6 months ending 2006 as compared to 2005
Efficiency=Bottom Line Results
 Financial Comparison
(Preliminary non-audited results)

Management (Summary)
Michael S. Wasik – CEO
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13 years of technical sales experience
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10 years building and leading successful companies
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8 years of experience within hospitality
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Nominated for the 2005 Ernst and Young Entrepreneur of the Year award
Ed Sutterfield – Vice President of Sales
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Over 20 years of technical sales and sales leadership experience
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IBM, 3Com, U.S. West
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Executive program, J.L. Kellogg School of Management, Northwestern University
Greg Manning – Controller
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25 years of diverse experience in accounting and computer systems
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Focus on Sarbanes-Oxley testing and compliancy
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Licensed CPA

3 Things to Remember
1. “Bet on the Jockey”
Current Management team has executed and will continue to execute
2. “Numbers Don’t Lie”
Preliminary non-audited numbers showing Positive EBITDA
3. “Keep your eyes on the stars and your feet on the ground.”
Viable Growth Strategy with strong potential to increase profits quickly

Contact Information
Company:
•
Michael S. Wasik, CEO
2150 - W. 6th Ave, Unit N
Broomfield, CO 80020
303-544-1111 ext 101
Investor Relations:
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Alan Sheinwald, Alliance Advisors, LLC
(914) 244-0062
asheinwald@allianceadvisors.net